EXHIBIT 10.5 Mandalay Investment Agreement

SUBSCRITION AGREEMENT

OBAN MINING, INC.

COMMON SHARES

The undersigned purchaser ("Purchaser") hereby irrevocably subscribes for and agrees to purchase the number of common shares (the "Common Shares") of Oban Mining, Inc., a Nevada corporation ("Company"), indicated on the signature page hereto in consideration of US $O.50 per share ("Purchase Price") at the closings of the transactions contemplated hereby ("Transaction").

The execution by the Purchaser of this Subscription Agreement ("Subscription Agreement") will constitute an offer by the Purchaser to the Company to subscribe for the Common Shares. The Company's .. acceptance of such offer, as evidenced by the signature of its authorized officer below, will constitute an agreement between the Purchaser and the Company for the Purchaser to purchase from the Company, and for the Company to issue and sell to the Purchaser, the Common Shares upon the terms and conditions contained herein.

In connection with such subscription, Purchaser hereby agrees, represents and warrants as follows:

1.              Agreement to Purchase; calculation of Number of Common Shares.

                 Purchaser hereby subscribes for and purchases that number of Common Shares set forth on the signature page hereto, at the times set forth therein, pursuant to the terms of this Subscription Agreement.

                Simultaneously with the execution of this Subscription Agreement, the Purchaser shall pay to the Company the Purchase Price for the number of Common Shares subscribed for by wire transfer or check payable to "Oban Mining, Inc." which shall be applied to payment for the Common Shares subscribed for herein or by wire instructions as follows:

Bank:      Sterling Savings Bank.
                  476 Tyee Drive
                  Point Roberts, W A 98281-0189

Transit #: 325171740

Account #: 5999 070 8885

Beneficiary: Oban Mining, Inc.

The Company may accept or reject any subscription in whole or in part or may elect to allot to any prospective investor less than the number of Common Shares applied for by such investor.

2.              Delivery of Common Shares

Subject to such earlier or later date as may be agreed to between the Company and the Purchaser, payment for the Purchase Price must be made to the Company no later than October 31, 2003.

Upon receipt of such payment, the Company shall deliver to the Purchaser a certificate (or certificates, if requested in writing by Purchaser) representing the number of Common Shares purchased,

registered in the name of the Purchaser. The Company and the Purchaser also hereby agree to execute and deliver at Closing such other documents as may be necessary or appropriate.

3.             Information Concerning: the Company

                Purchaser acknowledges that he, she or it has received all such information as Purchaser deems necessary and appropriate to enable him, her or it to evaluate the financial risk inherent in making an investment in the Common Shares including but not limited to the Company's Confidential Offering Memorandum, and the documents and materials included therewith ("Disclosure Documents"). Purchaser further acknowledges that Purchaser has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

5.              Economic Risk and Suitability

Purchaser represents and warrants as follows:

(a)
Purchaser realizes that Purchaser's purchase of the Common Shares involves a high degree of risk and will be a speculative investment, and that he, she or it is able, without impairing Purchaser's financial condition, to hold the Common Shares for an indefinite period of time.

(b)
Purchaser recognizes that there is no assurance of future profitable operations and that investment in the Company involves substantial risks, and that the Purchaser has taken full cognizance of and understands all of the risks factors related to the purchase of the Common Shares.

(c)
Purchaser has carefully considered and has, to the extent Purchaser believes such discussion necessary, discussed with Purchaser's professional legal, tax and financial advisors the suitability of an investment in the Company for the particular tax and financial situation of Purchaser and that Purchaser and/or Purchaser's advisors have determined that the Common Shares are a suitable investment for Purchaser.

(d)
The financial condition and investment of Purchaser are such that he, she or it is in a financial position to hold the Common Shares for an indefinite period of time and to bear the economic risk of, and withstand a complete loss of, the Purchase Price.

(e)
Purchaser alone, or with the assistance of professional advisors, has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of Purchaser's purchase of the Common Shares or has a pre-existing personal or business relationship with the Company or any of its officers, directors, or controlling persons of a duration and nature that enables the undersigned to be aware of the character, business acumen and general business and financial circumstances of the Company or such other person.

(f)
Purchaser has carefully read the Disclosure Documents and the Company has made available to Purchaser or Purchaser's advisors all information and documents requested by Purchaser relating to investment in the Common Shares, and has provided answers to Purchaser's satisfaction to all of Purchaser's questions concerning the Company and the Offering.

(g)
Purchaser has relied solely upon the Disclosure Documents, advice of his or her representatives if any, and independent investigations made by the Purchaser and/or his or her purchaser representatives, if any, in making the decision to purchase the Common Shares subscribed for herein and acknowledges that no representations or agreements other than those set forth in the Disclosure Documents have been made to the Purchaser in respect thereto.

(h)
All information which the Purchaser has provided concerning Purchaser himself, herself or itself is correct and complete as of the date set forth below, and if there should be any material change in such information prior to the acceptance of this subscription for the Common Shares, he, she or it will immediately provide such information to the Company.

(i)
Purchaser confirms that Purchaser has received no general solicitation or general advertisement and has attended no seminar or meeting (whose attendees have been invited by any general solicitation or general advertisement) and has received no advertisement in any newspaper, magazine, or similar media, broadcast on television or radio regarding the offering of the Common Shares.

	(j)	If a natural person, purchaser is at least 21 years of age and resides at the address indicated below.

6.	Restricted Securities Purchaser acknowledges that the Company has hereby disclosed to Purchaser in writing:

(a)
The Common Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or the securities laws of any state of the United States or Canada, and such securities are "restricted securities" that must be held indefinitely unless a transfer of them is subsequently registered under the 1933 Act or such securities are sold pursuant to Regulation S under the 1933 Act or pursuant to an exemption from registration under the 1933 Act or are sold pursuant to an exemption from prospectus in Canada; and

	(b)	The Company will make a notation in its records of the above-described restrictions on transfer and of the legend described below.

7.

Legend.

Purchaser agrees that all of the certificates representing the Common Shares shall have endorsed thereon a legend in substantially the following form:

THESE COMMON SHARES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (I) TO THE COMPANY, (II) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT, (III) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, OR (IV) IN COMPLIANCE WITH ANOTHER EXEMPTION FROM REGISTRATION, IN EACH CASE AFTER PROVIDING EVIDENCE SATISFACTORY TO THE

COMPANY THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE 1933 ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE', SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE THE EARLIER OF (I) THE DATE THAT IS 12 MONTHS AND A DAY AFTER THE DATE THE ISSUER FIRST BECAME A REPORTING ISSUER IN ANY OF ALBERTA, BRITISH COLUMBIA, MANITOBA, NOVA SCOTIA, ONTARIO, QUEBEC AN SASKATCHEWAN, IF THE ISSUER IS A SEDAR FILER; AND (II) THE DATE THAT IS 12 MONTHS AND A DAY AFTER THE LATER OF (A) THE DISTRIBUTION DATE, AND (B) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN THE LOCAL JURISDICTION OF THE PURCHASE OF THE SECURITIES THAT ARE THE SUBJECT OF THE TRADE.

8.

Further Limitations on Disposition.

Without in any way limiting its representations set forth above, Purchaser further agrees that it shall in no event make any disposition of all or any portion of the Common Shares unless:

	(a)	There is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

(b)
(i) Purchaser shall have notified the Company of the proposed disposition and shall have --furnished the Company with a reasonably detailed statement of the circumstance surrounding the proposed disposition; (ii) Purchaser shall have furnished the Company with an opinion of his or her counsel to the effect that such disposition will not require registration under the 1933 Act; and (iii) such opinion shall be in form and substance reasonably acceptable to counsel for the Company and the Company shall have advised Purchaser of such acceptance.

9.	Offering Limited to Qualified Investors. Purchaser hereby represents and warrants to the Company as follows:

(a)
(i) the Purchaser is not a "U.S. Person," as such term is defined by Rule 902 of Regulation S under the Act (the definition of which includes, but is not limited to, an individual resident in the United States and an estate or trust of which any executor or administrator or trustee, respectively, is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the United States);

		(ii)	the Purchaser was outside the United States at the time of execution and delivery of this Subscription Agreement;

		(iii)	no offers to sell the Common Shares were made by any person to the Purchaser while the Purchaser was in the United States;

		(iv)	the Common Shares are not being acquired, directly or indirectly, for the account r or benefit of a U.S. Person or a person in the United States;

(v)
the Purchaser agrees not to engage in hedging transactions with regard to the Common Shares prior to the expiration of the one-year distribution compliance period set forth in Rule 903(bX3) of Regulation S under the 1933 Act; and

(vi)
the Purchaser acknowledges and agrees with the Company that the Company shall refuse to register any transfer of the Common Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the 1933 Act, or pursuant to an available exemption from registration under the 1933 Act; or,

(b)	that the Purchaser satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):

_____	Category 1.
An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership not formed for the specific purpose of acquiring the Securities. with total assets in excess of US$5,000,000;

_____	Category 2.	A natural person whose individual net worth, or joint net 'Worth with that person's spouse, at the date hereof exceeds US$l,000,000;

_____	Category 3.
A natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person's spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

_____	Category 4.
A trust that (a) has total assets in excess of US$5,000,000, (b) was not formed for the specific purpose of acquiring the Sec\1rities and (c) is directed in its purchases of securities by a person who has such la1owledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the Common Shares;

_____	Catgeroy 5.	An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

_____	Category 6.	A Small Business investment Company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958;

_____	Category 7.	A private business development company as defined in Section 202(a)(22) of the Investment Advisors Acts of 1940; or

_____	Category 8.	An entity in which a1l of the equity owners satisfy the requirements of one or more of the foregoing categories.

10.	Understandings. Purchaser understands, acknowled8es and agrees with the Company as follows:

(a)
Except as set forth in paragraph 1 above, the Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the undersigned, that, except as required by law, the undersigned is not entitled to cancel, terminate or revoke this Subscription Agreement or any agreements of the undersigned hereunder and that this Subscription Agreement and such other agreements shall survive the death or disability of the undersigned and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the undersigned is more than one person, the obligations of the undersigned hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his/her heirs, executors, administrators, successors, legal representatives and permitted assigns.

(b)
No federal or state agency has made any finding or determination as to the accuracy or adequacy of the Disclosure Documents or as to the fairness of the terms of this offering for investment or any recommendation or endorsement of the Common Shares.

(c)
The representations, warranties and agreements of the undersigned contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the date of the sale of the Common Shares as if made on and as of such date and shall survive the execution and delivery of this Subscription Agreement and the purchase of the Common Shares.

(d)
The common shares may not be transferred, resold or otherwise disposed of except as permitted under the 1933 Act and applicable state securities laws, pursuant to registration or exemption therefrom. Purchasers should be aware that they would be required to bear the financial risks of this investment for an indefinite period of time.

11.	Miscellaneous.

(a)
On or after the date of this Agreement, each of the parties shall, at the request of the other, furnish, execute and deliver such documents and instruments and take such other action as the requesting party shall reasonably require as necessary or desirable to carry out the transactions contemplated herein.

(b)
This Agreement, including all matters of construction, validity and performance, shall be governed by and construed and enforced in accordance with the laws of the State of Nevada, as applied to contracts made, executed and to be fully performed in such state by citizens of such State, without regard to its conflict of law rules. The parties hereto agree that the exclusive jurisdiction and venue for any action brought between the parties under this Agreement shall be the state and federal courts sitting in Reno, Nevada, and each of the parties hereby agrees and submits itself to the exclusive jurisdiction and venue of such courts for such purpose.

(c)
This Agreement comprises the entire agreement between the parties. It may be changed only by further written agreement, signed by both parties. It supersedes and merges within it all prior agreements or understandings between the parties, whether written or oral. In interpreting or construing this A81'ecJnent, the hot the! one or the other of the parties may have drafted this Agreement or any provision shal1 not be given any weight or relevance

(d)
This Agreement may be executed in counterparts, each of which will be deemed to 'be an original and all of which will constitute one agreement. A fascmilie cropy is deemed to be effective delivery of this Agreement.

Dated: 9th October,             2003.

314,000	$ 157,000
Number of Common Shares purchased	Aggregate Purchase Price

Ervine M. Quelch

For and on behalf of

APPOLLO INVESTMENTS LIMITED	Mandalaly Investments Inc.
Name – Typed or Printed

Director
Title (if applicable)

2nd Floor, North Wing, Hibiscus Square, Pond Street, Grand Turk,
Subscriber’s Address: Turks and Caicos Islands, B.W.I

(649) 946–2504
Telephone Number	Social Security Number, ifany

Manner m Which Title is to be Held. State precisely the name Or names in which the Common Shares are to be registered and whether the Common Shares are to be held as joint tenants with right of survivorship as tenants in common, individually or otherwise:

Mandalay Investments Inc.

ACCEPTANCE

The forgoing Subscription Agreement and the consideration reflected therein are hereby accepted.

DATE; -October 17, 2003.

OBAN MINING, INC.

By: /s/ Richard Achron